SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 9, 2015

Franklin Wireless Corp.

(Exact name of registrant as specified in its charter)

California	001-14891	95-3733534
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6205 Lusk Blvd.

San Diego, California 92121

(Address of principal executive offices)

Registrant's telephone number, including area code:

(858) 623-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01              Other Events.

The Company today learned that on April 1, 2015 the Circuit Court of Cook County, Illinois County Department, Chancery Division issued an Order with respect to the matter of Cheng-Ji Zhu and Ok-Nam Yun, plaintiffs, v. Integrity Stock Transfer and Registrar, Mountain Share Transfer, Inc. and C-Motech Company Ltd., defendants. The order recognizes and enforces the Plaintiff's Motion to Recognize and Enforce Foreign Judgment in which the Plaintiffs prevailed over C-Motech with respect to the ownership of 1,566,672 shares of Franklin Wireless Common Stock in an action that took place in the Republic of Korea.

The Order is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

99.1	Circuit Court of Cook County Court Order

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN WIRELESS CORP.

Date April 9, 2015	By:	/s/ OC Kim
OC Kim, President

2